EXHIBIT 10.20
                               AG CAPITAL COMPANY
                          CREDIT AGREEMENT MODIFICATION

                                                             FARGO, NORTH DAKOTA
                                                               DECEMBER 28, 2001

         The Credit Agreement made and entered into as of December 15, 2000, by and between RDO EQUIPMENT CO. ("Borrower") and AG CAPITAL COMPANY ("Lender"), is hereby modified as follows:

         Section one (1), DEFINITIONS, page 6, of the Credit Agreement, shall be modified as follows:

         "TERMINATION DATE" MEANS THE EARLIER OF (a) DECEMBER 1, 2002; OR
         (b) THE DATE UPON WHICH THE OBLIGATION OF THE LENDER TO MAKE ADVANCES IS TERMINATED PURSUANT TO SECTION 3.7.

         Section three (3), THE SEASONAL LOAN II, page 8, of the Credit Agreement, shall be modified as follows:

         3.4.  "PAYMENTS AND INTEREST ON SEASONAL NOTE II"

         (a) EXCEPT TO THE EXTENT ANY PART THEREOF IS A FIXED RATE AMOUNT, THE BORROWER AGREES TO PAY INTEREST ON THE OUTSTANDING PRINCIPAL AMOUNT OF SEASONAL NOTE II FROM THE DATE HEREOF UNTIL PAID IN FULL AT A RATE PER ANNUM EQUAL TO LIBOR PLUS 400 BASIS POINTS, EFFECTIVE JANUARY 1, 2002, DETERMINED TWO (2) BUSINESS DAYS PRIOR TO THE FIRST BUSINESS DAY OF ANY CALENDAR WEEK AND FIXED UNTIL THE FIRST BUSINESS DAY OF THE FOLLOWING CALENDAR WEEK.

         (b) AFTER THE DATE HEREOF, INTEREST ACCRUED ON SEASONAL NOTE II THROUGH MATURITY SHALL BE PAYABLE FOR EACH CALENDAR MONTH ON THE FIFTEENTH (15TH) DAY OF THE FOLLOWING CALENDAR MONTH AND AT MATURITY, WHEN THE ENTIRE OUTSTANDING PRINCIPAL AMOUNT SHALL BE DUE AND PAYABLE. INTEREST ACCRUED AFTER MATURITY SHALL BE PAYABLE UPON DEMAND.

         Section fifteen (15), AFFIRMATIVE COVENANTS, page 22, of the Credit Agreement, shall be modified as follows:

         15.10. "NET WORKING CAPITAL." MAINTAIN AT ALL TIMES NET WORKING CAPITAL OF AT LEAST $40,000,000.


         Except as expressly modified by the terms of this Credit Agreement Modification, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this agreement this 28th day of December, 2001.

                                            RDO EQUIPMENT CO.
                                            a Delaware corporation

                                            By:      /s/ Thomas K. Espel
                                                     --------------------------
                                                     Thomas K. Espel
                                            Its:     Treasurer


                                            AG CAPITAL COMPANY
                                            a Delaware corporation

                                            By:      /s/ Peter Nutz
                                                     --------------------------
                                                     Peter Nutz
                                            Its:     Director of Finance

DECEMBER 28, 2001